UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

PURSUANT TO SECTION 13 OR 15(d) OF
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: March 28, 2011

                            VGTEL, INC.
(Exact Name of registrant as specified in its Charter)

New York	4814	01-0671426
(State or other jurisdiction of incorporation)	(Primary Standard Industrial Code)	(IRS Employer Identification No.)

415 Madison Avenue, 15th Floor,
New York, NY 10007

(Address of principal executive offices) (Zip Code)

212-369-1531

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions below:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240-14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 4.01                      Changes in Registrants' Certifying Accountant

Previous independent registered public accounting firm

On March 28, 2011, VGTel, Inc. (the “Registrant” or the “Company”) dismissed MaloneBailey, LLP (“MaloneBailey”) as the Company’s independent registered public accounting firm, effective March 28, 2011.  The decision to dismiss MaloneBailey as the Company’s independent registered public accounting firm was approved by written consent of the Company’s Sole Director on March 28,  2011.  MaloneBailey has been the Company’s independent registered public accounting firm since January 19, 2010.

During the fiscal year ended March 31, 2010  and the subsequent interim period up through March 28, 2011, there were no (i) disagreements between the Company and MaloneBailey on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to its satisfaction, would have caused MaloneBailey to make reference to the subject matter of such disagreements in connection with its report, or (ii) “reportable events,” as defined in Item 304(a)(1)(v) of Regulation S-K.

On March 28, 2011, the Company furnished MaloneBailey with a copy of this report prior to filing with the Securities and Exchange Commission (“SEC”) and requested that MaloneBailey furnish it with a letter addressed to the SEC stating whether or not it agreed with the statements made by the Company in this report insofar as they relate to MaloneBailey’s audit services and engagement as the Company’s independent registered public accounting firm.  MaloneBailey has furnished a letter addressed to the SEC dated March 28, 2011, a copy of which is attached hereto as Exhibit 16.1.

As noted above, on March 28, 2011, the Company engaged the services of EisnerAmper, LLP (“EisnerAmper”) as the independent registered public accounting firm of the Company.  During the fiscal year ended March 31, 2010 and from March 31, 2010 through the engagement of EisnerAmper as the Company’s independent registered public accounting firm, neither the Company nor anyone on its behalf consulted EisnerAmper with respect to any accounting or auditing issues involving the Company, except that EisnerAmper audited the financial statements of Venture Industries, Inc. (“VII”) for VII’s fiscal year ended January 31, 2011.  As previously disclosed, the Company and VII entered into an Agreement and Plan of Share Exchange dated February 24, 2011, pursuant to which the Company will acquire 100% of the issued and outstanding shares of VII, in exchange for the issuance of 17,698,571 shares of the Company’s common stock (“Exchange Shares”), the Exchange Shares expected to constitute 65% of the Company’s issued and outstanding capital stock upon the consummation of said Agreement.  There was no discussion between EisnerAmper and the Company regarding the application of accounting principles to a specified transaction, the type of audit opinion that might be rendered on the financial statements, or any matter that was either the subject of a disagreement, as described in Item 304 of Regulation S-K, with MaloneBailey, or a “reportable event” as described in Item 304(a)(1)(v) of Regulation S-K.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(c)           Exhibit 16.1 – Response Letter from MaloneBailey, LLP.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VGTel, Inc.
Dated:                      March 30, 2011

By:  /s/  Lawrence G. Harris
Title: Chief Executive Officer